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CONTACT                                                           EXHIBIT 10.38
NAME:

SPECIAL INSTRUCTIONS:


                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder

                 in order to Convert the Convertible Debenture)



         The undersigned hereby irrevocably elects to convert $1,000,000 of the principal balance of the Convertible Debenture into shares of Common Stock, no par value per share (the "Common Stock"), of Emissions Testing, Inc. (the "Company") according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. The undersigned, as contemplated by
Section 5.1 of the Securities Purchase Agreement pursuant to which the Convertible Debenture was issued, hereby states that the representations and warranties of the undersigned set forth therein are true and correct in all material respects as of the date hereof (provided, the undersigned makes no representations concerning its investment intent with respect to the Common Stock received upon this conversion).

Conversion calculations:

                                       January 31, 2001
                                       --------------------------------------
                                       Date of Conversion

                                       $0.29
                                       --------------------------------------
                                       Applicable Conversion Price

                                       3,553,137
                                       --------------------------------------
                                       Number of Shares


                                       Name/Signature: /s/ Lewis N. Lester
                                                      -----------------------
                                       Address: